                                                                 EXHIBIT 24

                           POWER OF ATTORNEY
                           -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 6th day of August, 1997.



                                         JOAN T. BOK
                                -------------------------------




STATE OF VERMONT                          )
                                          ) SS
COUNTY OF ORLEANS                         )

      On this 6th day of August, 1997, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                          YVETTE R. BROWN
                                    ---------------------------
                                           Notary Public

My Commission Expires:        2-10-99
                        ---------------------------------------

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert M. Heyssel, of Seaford, State of Delaware, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 5th day of August, 1997.



                                       ROBERT M. HEYSSEL
                                -------------------------------





STATE OF DELAWARE             )
                              ) SS
COUNTY OF SUSSEX              )

      On this 5th day of August, 1997, before me personally appeared Robert M. Heyssel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          AMY M. LITTLETON
                                    ---------------------------
                                           Notary Public

My Commission Expires:      6-20-99
                        ---------------------------------------

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert B. Hoffman, of St. Louis County, State of Missouri, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 6th day of August, 1997.



                                       ROBERT B. HOFFMAN
                                -------------------------------





STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

      On this 6th day of August, 1997, before me personally appeared Robert B. Hoffman, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          RUTH M. HOULIHAN
                                    ---------------------------
                                           Notary Public

My Commission Expires:       5-27-2001
                        ---------------------------------------
                        Ruth M. Houlihan
                        Notary Public - State of Missouri
                        My Commission Expires May 27, 2001
                        St. Louis County

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Michael R. Hogan, of St. Louis County, State of Missouri, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 6th day of August, 1997.



                                       MICHAEL R. HOGAN
                                -------------------------------





STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

      On this 6th day of August, 1997, before me personally appeared Michael R. Hogan, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        BARBARA S. ROBINETT
                                    ---------------------------
                                           Notary Public

My Commission Expires:
                      -----------------------------------------
                      Barbara S. Robinett
                      Notary Public - State of Missouri
                      My Commission Expires June 10, 2001
                      St. Louis County

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Michael Kantor, of the City of Washington, District of Columbia, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA
M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 4th day of August, 1997.



                                        MICHAEL KANTOR
                                -------------------------------





CITY OF WASHINGTON                  )
                                    ) SS
DISTRICT OF COLUMBIA                )

      On this 5th day of August, 1997, before me personally appeared Michael Kantor, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          VERONICA JENKINS
                                    ---------------------------
                                           Notary Public

My Commission Expires:  My Commission Expires April 30, 1998
                        ---------------------------------------

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Gwendolyn S. King, of Philadelphia, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 5th day of August, 1997.



                                       GWENDOLYN S. KING
                                -------------------------------





COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF PHILADELPHIA        )

      On this 5th day of August, 1997, before me personally appeared Gwendolyn
S. King, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                          SUZANNE SCHWARTZ
                                    ---------------------------
                                           Notary Public

My Commission Expires:  August 23, 1999
                        ---------------------------------------
                        Notarial Seal
                        Suzanne Schwartz, Notary Public
                        Philadelphia, Philadelphia County
                        My Commission Expires Aug. 23, 1999

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Philip Leder, of Chestnut Hill, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA
M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 4th day of August, 1997.



                                          PHILIP LEDER
                                -------------------------------





COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF SUFFOLK             )

      On this 4th day of August, 1997, before me personally appeared Philip Leder, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          TERRI BRODERICK
                                    ---------------------------
                                           Notary Public

My Commission Expires:  May 22, 2003
                        ---------------------------------------

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA
M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 11th day of August, 1997.



                                        HOWARD M. LOVE
                                -------------------------------





STATE OF NEW YORK             )
                              ) SS
COUNTY OF ESSEX               )

      On this 11th day of August, 1997, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                             SARA LAHART
                                    ---------------------------
                                           Notary Public

My Commission Expires:
                        ---------------------------------------
                        Sara Lahart
                        Notary Public in the State of New York
                        Qualified in Essex County No. 4982401
                        My Commission Expires June 3, 1999

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Frank A. Metz, Jr., of Sloatsburg, State of New York, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 5th day of August, 1997.


                                      FRANK A. METZ, JR.
                                -------------------------------





STATE OF NEW YORK             )
                              ) SS
COUNTY OF ROCKLAND            )

      On this 5th day of August, 1997, before me personally appeared Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          MARY ALICE CONWAY
                                    ---------------------------
                                           Notary Public

My Commission Expires:  1/25/99
                        ---------------------------------------
                        Mary Alice Conway
                        Notary Public, State of New York
                        No. 5007249
                        Qualified in Orange County
                        Commission Expires January 25, 1999

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Nicholas L. Reding, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA
M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 4th day of August, 1997.



                                      NICHOLAS L. REDING
                                -------------------------------





STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

      On this 4th day of August, 1997, before me personally appeared Nicholas
L. Reding, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         RUTH M. HOULIHAN
                                    ---------------------------
                                           Notary Public

My Commission Expires:  5-27-2001
                        ---------------------------------------
                        Ruth M. Houlihan
                        Notary Public - State of Missouri
                        My Commission Expires May 27, 2001
                        St. Louis County

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, John S. Reed, of Princeton, State of New Jersey, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 6th day of August, 1997.



                                         JOHN S. REED
                                -------------------------------





STATE OF NEW YORK             )
                              ) SS
COUNTY OF NEW YORK            )

      On this 6th day of August, 1997, before me personally appeared John S. Reed, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         MARY F. CHIODI
                                    ---------------------------
                                           Notary Public

My Commission Expires:
                        ---------------------------------------
                        Mary F. Chiodi
                        Notary Public, State of New York
                        No. 4506585
                        Qualified in Nassau County
                        Commission Expires January 31, 1998

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, John E. Robson, of San Francisco, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 6th day of August, 1997.



                                         JOHN E. ROBSON
                                 -------------------------------





STATE OF CALIFORNIA                 )
                                    ) SS
COUNTY OF ORANGE                    )

      On this 6th day of August, 1997, before me personally appeared John E. Robson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                            CLAUDINE LAIS
                                    ---------------------------
                                           Notary Public

My Commission Expires:         7-5-99
                        ---------------------------------------
                        Claudine Lais
                        Comm. #1063717
                        Notary Public - California
                        Orange County
                        My Comm. Expires Jul 5, 1999

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, William D. Ruckelshaus, of Medina, State of Washington, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.


      Witness my hand this 4th day of August, 1997.



                                     WILLIAM D. RUCKELSHAUS
                                -------------------------------





STATE OF WASHINGTON                 )
                                    ) SS
COUNTY OF KING                      )

      On this 4th day of August, 1997, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          DIANE L. HODGSON
                                    ---------------------------
                                           Notary Public

My Commission Expires:    Nov. 12, 1997
                        ---------------------------------------

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert B. Shapiro, of St. Louis County, State of Missouri, Principal Executive Office and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 11th day of August, 1997.



                                       ROBERT B. SHAPIRO
                                -------------------------------





STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

      On this 11th day of August, 1997, before me personally appeared Robert B. Shapiro, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        BARBARA S. ROBINETT
                                    ---------------------------
                                           Notary Public

My Commission Expires:
                        ---------------------------------------
                        Barbara S. Robinett
                        Notary Public - State of Missouri
                        My Commission Expires June 10, 2001
                        St. Louis County

                         POWER OF ATTORNEY
                         -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, John B. Slaughter, of Pasadena, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III, CHARLES S. JOHNSON and SONYA M. DAVIS, all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Monsanto Company Non-Employee Director Deferred Compensation Plan, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 7th day of August, 1997.



                                       JOHN B. SLAUGHTER
                                -------------------------------





STATE OF CALIFORNIA                 )
                                    ) SS
COUNTY OF LOS ANGELES               )

      On this 7th day of August, 1997, before me personally appeared John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                            HEIDI DILLON
                                    ---------------------------
                                           Notary Public

My Commission Expires:  4-12-99
                        ---------------------------------------
                        Heidi Dillon
                        Comm. #1055489
                        Notary Public - California
                        Los Angeles County
                        My Comm. Exp. April 12, 1999